                                    [LOGO]

                           Newport News Shipbuilding

                          Morgan Stanley Dean Witter
                        Aerospace & Defense Conference
                                September 2000

                               William P. Fricks
                                Chairman & CEO

     NNS At A Glance

     Balanced Portfolio


                                                          Engineering
                     Fleet                                     15%
                    Services
                      42%

                                                          Construction
                                                               43%

                                      Revenues = $2 Billion

     Financial Performance

     Revenues Approaching $2 Billion

                          (millions)

                 1997                        1,707
                 1998                        1,862
                 1999                        1,863
                 2000 consensus              1,950+

     Financial Performace

     Solid EBIT Growth


                          (millions)

                 1997                        155
                 1998                        175
                 1999                        193
                 2000 consensus              197+

     Financial Performance

     EPS Showing Even Greater Growth

                          (dollars)

                 1997                        1.62
                 1998                        1.85
                 1999                        2.31
                 2000 consensus              2.65+

Financial Performance

1st Half Shows Continued Strong Trend


                                                         %
($ Millions)             1999           2000           Growth
                        ------         ------         --------

Revenues                $  874         $1,001            15

EBIT                        91            101            11

EPS (Diluted)             1.05           1.37            30

Financial Performance


Excellent Earnings Quality



                          1998                 1999              2000 1H
                         --------            --------            -------

EPS                      $  1.85             $  2.31             $  1.36

Cash/Share                  2.51                3.44                2.35

  Defense Budget


FY 2001 Defense Appropriations Act Supports Programs


                                       FY 2001
     Segment                            Budget
     -------                           -------
     CVN 77                              4,100

     CVN X                                  20

     Virginia-Class                      1,700

     CVN Refueling & Overhaul              700
                                       -------
     Total NNS Programs                  6,600


     Total SCN                          12,300
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Defense Budget


Doubling of Backlog in Next 6 Months


            $ (billions)

     1997                2.9

     1998                3.8

     1999                3.2

     2000/2001           6+

                       Program Review: Aircraft Carriers


New Construction

                    00   01   02   03   04   05  06   07   08  09   10
                    --   --   --   --   --   --  --   --   --  --   --
Reagan              ================
CVN77               ===+++++++++++++++++++++++++++++++++
CVNX                    @@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@

=== Under Contract   ++++Funds Appropriated   @@@@@ Navy Schedule

Program Review: Aircraft Carriers


CVN 77

[PHOTO]                      CVNX 1

New Island House             [PHOTO]                 CVNX 2
New Warfare System
                             New Propulsion Plant    [PHOTO]

                                                     Redesigned Hull Form

Program Review: Submarines

New construction



                    00   01   02   03   04   05  06   07   08  09   10
                    --   --   --   --   --   --  --   --   --  --   --
Virginia            =====================
Texas               ==========================
Hawaii                  ===========================
NSSN 4                     =============================
NSSN 5                          +++++++++++++++++++++++++++++++++
NSSN 6                               +++++++++++++++++++++++++++++++
NSSN 7                                     ++++++++++++++++++++++++++++

               ==== Under Contract ++++ Navy Schedule

Program Review: Submarines

Force Level Is Well Below JCS Study

                             [GRAPH APPEARS HERE]

Program Review: Fleet Services

Overhaul & Refuelings


                    00   01   02   03   04   05  06   07   08  09   10
                    --   --   --   --   --   --  --   --   --  --   --
Nimitz              ======
Eisenhower                +++++++++++++++
Vinson                                    ++++++++++++++
Roosevelt                                                       ++++++

                    ==== Under Contract   ++++ Navy Schedule

Program Review: Fleet Services

Expanding Geographic Coverage


  SEATTLE *
                    [UNITED STATES MAP]      * NORFOLK


     SAN DIEGO *


                                             *JACKSONVILLE
--------------------
    * HOMEPORT

Program Review: Fleet Services

Major Submarine Overhauls at Public Shipyards

                             [GRAPH APPEARS HERE]
                    00   01   02   03   04   05  06   07   08  09   10   Total
                    --   --   --   --   --   --  --   --   --  --   --   -----
Norfolk              2         2   1    1     1        1        1           9
Portsmouth, NH       2    2    1   2    1     1   2    1   1    1    2     16
Pearl Harbor         1    1    1   1    1     1   2    1        1    1     11
Puget Sound          1    1    1              1   1    1   2         1     9
Potential 688/SSGN                                                         15
                                                                         ----
                                                                           60

Program Review: Engineering

Engineering Program Support


Submarines          24%
CVN In-Service       9%
CVN Refueling and
  Overhauling       34%
CVNX Design         14%
CVN Construction    19%

Program Review: Engineering


New Carrier Integration Center


                                   [PICTURE]

     Program Review: 10-Year Visibility


                    2000  2001  2002  2003  2004  2005 2006 2007  2008 2009
                    ----  ----  ----  ----  ----  ---- ---- ----  ---- ----
Carrier Construction
  Reagan            @@@@@@@@@@@@@@@@@@@@
  CVN 77            @@@@========================================
  CVNX 1                 +++++++++++++++++++++++++++++++++++++++++++++++++++

Submarine Construction
  Virginia          @@@@@@@@@@@@@@@@@@@@@@@@@@@
  Texas             @@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@
  Hawaii                 @@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@
  NSSN 4                     @@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@@
  NSSN 5                              +++++++++++++++++++++++++++++++++
  NSSN 6                                     +++++++++++++++++++++++++++++++
  NSSN 7                                           +++++++++++++++++++++++++

Carrier Refuelings
  Nimitz            @@@@@
  Eisenhower                 +++++++++++++
  Vinson                                          ++++++++++++
  Roosevelt                                                             ++++

          @@@@ Under Contract   ===== Fund Appropriated  +++ Navy Schedule

Summary


 .    Excellent 10-Year Visibility

 .    Upside For Submarine Construction

 .    Growth Opportunities In Fleet Services

 .    Significant Free Cash Flow

 .    Focused Effective Cash Redeployment

 .    Solid EPS Growth

Performance Goals

                                     1999                       Goal
                                   -------                     ------

Revenues ($ M)                     $ 1,863                  **     5% *

Operating Margin                      10.4%                 **    11%

Free Cash ($ M)                    $   122                  **  $120  *

EPS Growth                         $  2.31                  **    12% *


     *  Annual Goal

     ** greater than

Cautionary Statement for Purposes of "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

This written Presentation and the oral information provided in connection therewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, the Company's prospects, developments and business strategies for its operations, all of which are subject to risks and uncertainties. These forward-looking statements are identified by their use of such terms and phrases as "intend," "intends," "intended," ""goal," "estimate," "estimates," "expect," "expects," "expected," "project," "projects," "projected," "projections," "plans," "anticipate," "anticipates," "anticipated," "should," "designed to," "foreseeable future," "believe," "believes," and "scheduled."

When a forward-looking statement includes a statement of the assumptions or basis underlying the forward-looking statement, the Company cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Where, in any forward-looking statement, the Company or its management expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.

The Company's actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include: (a) the general political, economic and competitive conditions in the United States and other markets where the Company operates; (b) initiatives to reduce the federal budget deficit and reductions in defense spending; (c) reductions in the U.S. Navy contracts awarded to the Company; (d) unanticipated events or circumstances adversely affecting design and manufacturing processes, which impair or prevent the Company's efforts to reduce production costs and cycle time, or its ability to realize, or realize in a timely manner, some or all of such cost and time savings; (e) changes in capital availability or costs, such as changes in interest rates, market perceptions of the industry in which the Company operates, or security ratings; (f) employee workforce factors, including issues relating to collective bargaining agreements or work stoppages; and (g) authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board and the Securities and Exchange Commission.